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                                                                    EXHIBIT 99.2

                        Consent of Prospective Directors

      The undersigned, being the directors of Pacific Gas and Electric Company, a California corporation, hereby consent to being named as prospective directors of PG&E Parent Co., Inc., a California corporation, in the Registration Statement on Form S-4 of PG&E Parent Co., Inc.

Dated: December 20, 1995


/s/ Richard A. Clarke                           /s/ Carl E. Reichardt
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Name: Richard A. Clarke                         Name: Carl E. Reichardt


/s/ Harry M. Conger                             /s/ John C. Sawhill
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Name: Harry M. Conger                           Name: John C. Sawhill


/s/ William S. Davila                           /s/ Alan Seelenfreund
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Name: William S. Davila                         Name: Alan Seelenfreund


/s/ Robert D. Glynn, Jr.                        /s/ Stanley T. Skinner
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Name: Robert D. Glynn, Jr.                      Name: Stanley T. Skinner


/s/ David M. Lawrence                           /s/ Barry Lawson Williams
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Name: David M. Lawrence                         Name: Barry Lawson Williams


/s/ Richard B. Madden                           /s/ Rebecca Q. Morgan
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Name: Richard B. Madden                         Name: Rebecca Q. Morgan


/s/ Mary S. Metz                                /s/ Samuel T. Reeves
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Name: Mary S. Metz                              Name: Samuel T. Reeves


Dated: February 21, 1996


/s/ C. Lee Cox
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Name: C. Lee Cox